Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 12, 2011, by and among New Source Energy Corporation, a Delaware corporation (the “Company”), David J. Chernicky, as trustee of the David J. Chernicky Trust, a trust formed under the laws of Oklahoma under that certain Trust dated February 7, 2005 (“Chernicky Trust”), Deylau, LLC, a Delaware limited liability company (“Deylau”), Timothy R. and Robin L. Cargile, individually (collectively, “Cargile”), W. K. Chernicky, L.L.C., an Oklahoma limited liability company (“WKC”), Okeanos, Inc., an Oklahoma corporation (“Okeanos”), Tony McKaig, individually (“McKaig”), and Red Dragon, L.L.C., an Oklahoma limited liability company (“Red Dragon,” and collectively with Chernicky Trust, Deylau, Cargile, WKC, Okeanos and McKaig, the “Investors” or each individually, an “Investor”), with reference to the following circumstances:

A. The Company has entered into a Contribution Agreement with Scintilla, LLC, an Oklahoma limited liability company (“Scintilla”), and a Contribution Agreement with the Investors other than Chernicky Trust each dated of even date herewith (the “Contribution Agreement”), pursuant to which Scintilla and such Investors have contributed to the Company certain properties in exchange for (i) 20,000,000 shares of Common Stock, in the case of Scintilla, (ii) 360,000 shares of Common Stock, in the case of Deylau, (iii) 180,000 shares of Common Stock, in the case of Cargile, (iv) 240,000 shares of Common Stock, in the case of WKC, (v) 120,000 shares of Common Stock, in the case of Okeanos, (vi) 180,000 shares of Common Stock, in the case of McKaig, and (vii) 120,000 shares of Common Stock, in the case of Red Dragon.

B. Scintilla immediately caused all of the shares of Common Stock received by it pursuant to the Contribution Agreement to be assigned to Chernicky Trust, and accordingly Chernicky Trust is entering into this Agreement as the successor-in-interest of Scintilla.

C. The Company and the Investors desire to provide for certain rights of the Investors with respect to registration of the Common Stock held by them.

In consideration of the premises and the terms and conditions contained in this Agreement, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.2 “Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

1.3 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.4 “Form S-3” shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

1.5 “Initiating Investor” shall mean the Investor that initially requests the Company, in writing, to effect any Registration with respect to all or a part of the Registrable Securities for an offering under Section 2 or 3 of this Agreement in addition to any other Investor joining the request of the initial Initiating Investor.

1.6 “IPO” means an initial public offering of the Common Stock.

1.7 “Issued Securities” shall mean the Common Stock issued by the Company to the Investors pursuant to the Contribution Agreement and any other shares of Common Stock or other securities of the Company owned by the Investors.

1.8 “Material Adverse Event” shall mean any change, event or effect that is materially adverse to the general affairs, business, operations, assets, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole; provided, however, that the following shall not be taken into account in determining a Material Adverse Event: (a) any adverse change, event or effect that is directly attributable to conditions affecting the United States economy generally unless such conditions adversely affect the Company in a materially disproportionate manner, and (b) any adverse change, event or effect that is directly attributable to conditions affecting the Company’s industry generally, unless such conditions adversely affect the Company in a materially disproportionate manner. The party asserting that a Material Adverse Event has occurred shall have the burden of proof by a preponderance of the evidence with respect to any dispute regarding whether a change, event or effect is or is not “directly attributable to” any of the foregoing.

1.9 The terms “Register,” “Registered” and “Registration” shall mean and refer to a registration effected by preparing and filing a registration statement on Form S-1, Form S-2 or Form S-3 (each a “Registration Statement”) in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

1.10 “Registrable Securities” shall mean the Issued Securities, including Common Stock issued in respect of the Issued Securities pursuant to stock splits, stock dividends and similar distributions, and including any such Issued Securities or additional Common Stock held by a transferee described in Section 9 below.

1.11 “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

1.12 “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

1.13 “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

1.14 “Underwriter’s Representative” shall mean a representative of an underwriter or the underwriters with whom the Company and an Initiating Investor enter into an underwriting agreement for a Registration under Sections 2 or 3 of this Agreement.

2. Demand Registration.

2.1 Request for Registration. Subject to the terms of this Agreement, in the event the Company receives from an Initiating Investor, on or after the date that is six months after the date of this Agreement, a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities for an offering of at least $500,000.00 of Registrable Securities, the Company shall (a) promptly give written notice of the proposed Registration to the other Investor and (b) use reasonable efforts to effect a Registration of the Registrable Securities specified in such request within 120 days of its receipt of the request, together with any Registrable Securities of any Investor electing to join in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2.1 (i) during the period starting with the date 60 days prior to the Company’s estimated date of filing, and ending on the date six months immediately following the effective date of a Registration pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) provided that the Company is employing all reasonable efforts in good faith to cause such Registration to become effective or (ii) after the Company has effected two such Registrations pursuant to this Section 2.1 and such Registrations have been declared effective.

2.2 Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement pursuant to this Section 2:

(a) if the Company, within ten days of the receipt of the request of the Initiating Investor, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission within 60 days of receipt of such request (other than to a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing all reasonable efforts to cause such Registration Statement to become effective;

(b) within six months immediately following the effective date of any Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

(c) if the Company shall furnish to the Initiating Investor a certificate signed by an authorized officer of the Company stating that in the good faith judgment of the Company’s Board of Directors it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed in the near future, then the Company’s obligation to use all reasonable efforts to file a Registration Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such Registration by the Initiating Investor provided that the Company shall not exercise the right contained in this Section 2.2(c) more than once in any twelve-month period.

2.3 Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of an Initiating Investor under this Section 2 may, subject to the provisions of Section 2.4, include securities of the Company other than Registrable Securities.

2.4 Underwriting in Demand Registration.

(a) Notice of Underwriting. If the Initiating Investor intends to distribute the Registrable Securities covered by its request by means of an underwriting, the Initiating Investor shall so advise the Company as a part of its request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in Sections 2.1 or 2.2, as applicable. The right of any other Investor joining the request of the Initiating Investor to Registration pursuant to this Section 2 shall be conditioned upon such Investor’s agreement to participate in the underwriting and the inclusion of such Investor’s Registrable Securities in the underwriting.

(b) Inclusion of Other Holders in Demand Registration. If the Company, officers or directors of the Company holding shares of Common Stock other than Registrable Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Investors requesting Registration, to the extent they deem advisable and consistent with the goals of such Registration, may in their sole discretion, offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable Securities be included in the underwriting and may condition such offer on the acceptance by such persons of the terms of this Section 2. If, however, the number of shares of Common Stock so included exceeds the number of shares of Registrable Securities included by the Investors, such Registration shall be treated as governed by Section 3 below rather than this Section 2, and it shall not count as a Registration for purposes of Section 2.1.

(c) Selection of Underwriter in Demand Registration. The Company, together with the Investors requesting Registration under this Section 2, shall enter into an underwriting agreement with an Underwriter’s Representative selected by such Investors and agreed to by the Company.

(d) Marketing Limitation in Demand Registration. If the Underwriter’s Representative advises the Investors requesting Registration under this Section 2, in writing, that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then the number of securities to be included in the Registration shall be reduced, to the extent required by such limitation, by: (i) first, excluding from such Registration, the shares of Common Stock (other than Registrable Securities) held by officers or directors of the Company; (ii) second, the securities other than Registrable Securities, and (iii) third, the securities requested to be registered by the Company. If a limitation of the number of shares is still required, the number of Registrable Securities held by the Investors shall be reduced to the number of shares that may be included in the Registration and underwriting. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.4(d) shall be included in such Registration Statement.

(e) Right of Withdrawal in Demand Registration. If any Investor or holder of other securities entitled (upon request) to be included in such Registration disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter’s Representative and the Investors delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

3. Piggyback Registration.

3.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, on or after the date that is six months from the date of this Agreement, if the Company decides to Register any of its shares of Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a Registration involving solely Registrable Securities, the Company will: (a) promptly give the Investors written notice thereof (which will include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) and (b) include in such Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request delivered to the Company by an Investor within 20 days after delivery of such written notice from the Company.

3.2 Underwriting in Piggyback Registration.

(a) Underwriting Agreement in Piggyback Registration. If the Registration of which the Company gives notice under Section 3.1 is for a Registered public offering involving an underwriting, the Company shall so advise the Investors in such notice. In such event, the right of any Investor to Registration shall be conditioned upon such underwriting and the inclusion of such Investor’s Registrable Securities in such underwriting to the extent provided in this Section 3. All Investors proposing to distribute their securities through such underwriting (together with the Company and the other holders distributing their securities through such underwriting) shall enter into an underwriting agreement with the Underwriter’s Representative for such offering. The Company shall consult with the Investors regarding the selection of the underwriters for an offering pursuant to this Section 3; provided, however, that the final decision with respect the selection of the underwriters shall be made by the Company.

(b) Marketing Limitation in Piggyback Registration. If the Underwriter’s Representative advises the Investors requesting Registration pursuant to Section 3.2(a) in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 3.2(c)) may exclude some or all Registrable Securities from such registration and underwriting.

(c) Allocation of Shares in Piggyback Registration. If the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 3.2(b), the number of shares to be included in such Registration shall be reduced, to the extent required by such limitation, by: (i) first, excluding from such Registration, the shares of Common Stock (other than Registrable Securities) held by officers or directors of the Company; and (ii) second, the securities other than Registrable Securities. If a limitation of the number of shares is still required after such exclusion, the number of Registrable Securities held by Investors requesting Registration shall be reduced to the number of shares that may be included in the Registration and underwriting. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 3.2(c) shall be included in the Registration Statement.

(d) Right of Withdrawal in Piggyback Registration. If any Investor or holder of other securities entitled (upon request) to be included in such Registration disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the Underwriter’s Representative and the Investors delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

4. Expenses of Registration. All Registration Expenses incurred in connection with Registrations pursuant to Sections 2 and 3 shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Investors and other holders of the securities so registered on the basis of the number of shares so Registered. Notwithstanding the above, the Company shall not be required to pay for any Registration Expenses of any Registration proceeding begun pursuant to Section 2 if the Registration request is subsequently withdrawn at the request of all Investors requesting Registration under Section 2. In the event of such withdrawal, the withdrawing Investors shall bear such Registration Expenses, unless the withdrawing Investors agree to forfeit the right to one demand Registration pursuant to Section 2; provided, however, that if at the time of such withdrawal, the withdrawing Investors have learned of a Material Adverse Event not known to the Initiating Investor at the time of its request for Registration under Section 2.1, then the withdrawing Investors shall not be required to pay any such Registration Expenses and shall retain their rights pursuant to Section 2. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

5. Registration Procedures and Obligations. Whenever the Company is required to effect the Registration of Registrable Securities under the terms of this Agreement, the Company shall, as expeditiously as reasonably possible:

5.1 Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and upon the request of the Initiating Investor, keep such Registration Statement effective for up to 120 days;

5.2 Prepare and file with the Commission as soon as reasonably practicable, and in any event within 20 days, such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

5.3 Furnish to the Investors requesting Registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Investors’ Registrable Securities;

5.4 Use its reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Initiating Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such jurisdictions; and provided further, that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by the selling shareholders;

5.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with an Underwriter’s Representative and the Investors requesting Registration;

5.6 At any time when a prospectus relating to a Registration Statement is required to be delivered under the Securities Act, notify the Investors requesting Registration of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

5.7 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration;

5.8 At the request of the Investors requesting Registration, on the date that the Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, furnish (a) an opinion of counsel for the Company for the purposes of such Registration, dated as of such delivery date, and (b) a letter dated as of such delivery date, from the independent certified public accountants of the Company, both in such form and substance as is customarily given to underwriters in an underwritten public offering (with a copy provided to each holder of Registrable Securities);

5.9 Use all reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which shares of Common Stock are then listed or such securities exchange as shall be selected by the Company;

5.10 Notify each seller of Registrable Securities under such Registration Statement of (a) the effectiveness of such Registration Statement, (b) the filing of any post-effective amendments to such Registration Statement, and (c) the filing of a supplement to such Registration Statement; and

5.11 Upon reasonable notice, during the Company’s regular business hours, make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

6. Termination of Registration Rights. The rights to cause the Company to register securities granted under Sections 2 and 3 of this Agreement shall terminate on the earlier of (a) the date three years after the closing date of the Company’s IPO pursuant to a Registration Statement, and (b) if there is a public market for the Common Stock, the date of which the Investors are eligible to sell all of their remaining Registrable Securities in such public market under Rule 144 of the Securities Act without limitation.

7. Information Furnished by Investors. It shall be a condition precedent of the Company’s obligations under this Agreement that each Investor requesting Registration pursuant to Section 2 or 3 of this Agreement furnish to the Company such information as the Company may reasonably request regarding such Investor and the distribution proposed by such Investor.

8. Indemnification.

8.1 Company’s Indemnification of Investors. To the extent permitted by law, if Registrable Securities held by an Investor are included in the securities as to which Registration is being effected pursuant to this Agreement, the Company will indemnify such Investor, each of its officers, directors, and constituent partners, legal counsel for such Investor, and each person controlling such Investor, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, “Damages”) to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse each Investor, each such underwriter, and each person who controls such Investor or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 8.1 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Investor, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

8.2 Investor’s Indemnification of Company. To the extent permitted by law, each Investor will, if Registrable Securities held by such Investor are included in the securities as to which Registration is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company’s securities covered by such a Registration Statement, and each person who controls the Company or such underwriter within the meaning of the Securities Act, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Investor of any rule or regulation promulgated under the Securities Act applicable to such Investor and relating to action or inaction required of such Investor in connection with any such Registration, and will reimburse the Company, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Investor and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 8.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld) and provided, further, that such Investor’s liability under this Section 8.2 shall not exceed such Investor’s proceeds from the offering of securities made in connection with such Registration.

8.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the indemnified and indemnifying parties in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 8, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 8.

8.4 Contribution. If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

8.5 Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

8.6 Survival of Obligations. The obligations of the Company and an Investor requesting Registration pursuant to this Agreement under this Section 8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise.

9. Transfer of Rights. The right to cause the Company to Register securities granted by the Company to each Investor under this Agreement may be assigned to a transferee or assignee of any Registrable Securities not sold to the public (a) acquiring at least 500,000 shares of such Investor’s Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like), or (b) acquiring any number of Registrable Securities without consideration; provided, however, that in either such case (i) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and (ii) the transferee or assignee must agree to be bound by the terms and conditions of this Agreement.

10. Market Stand-off. Each Investor hereby agrees that, if so requested by the Company and the Underwriter’s Representative (if any) in connection with the Company’s IPO or any other underwritten Registration, the Investor shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Company and the Underwriter’s Representative for such period of time (not to exceed 120 days) following the effective date of a Registration Statement of the Company filed under the Securities Act as may be requested by the Underwriter’s Representative.

11. Reports under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit each Investor to sell securities of the Company to the public without Registration or pursuant to a Registration on Form S-3, the Company agrees after the Company’s IPO or after its Common Stock is registered under Section 12 of the Exchange Act (as applicable, the “Public Reporting Event”) to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the Public Reporting Event; (b) use commercially reasonable efforts to enable such Investors to utilize Form S-3 for the sale of the Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the Public Reporting Event occurred; and (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

12. Miscellaneous.

12.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oklahoma without reference to the jurisdiction’s laws regarding conflicts of laws.

12.2 Counterparts. This Agreement may be executed in multiple counterparts (including by means of executed counterparts delivered via facsimile or other electronic media), all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

12.3 Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

12.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (b) if to an Investor, as set forth below such Investor’s name on the signature page of this Agreement, or at such other address as the Company or such Investor may designate by ten days’ advance written notice to the other parties hereto.

12.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by the Company and each Investor.

12.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.7 Entire Agreement; Successors and Assigns. This Agreement sets forth the entire agreement among the Company and the Investors relative to the subject matter hereof. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.

Execution page follows this page.

The parties have executed this Registration Rights Agreement as of the date first above written.

“Company”		NEW SOURCE ENERGY CORPORATION, a Delaware corporation

	By:	/s/ Kristian Kos
Kristian Kos, Chief Executive Officer and President

914 N. Broadway Avenue, Suite 230 Oklahoma City, Oklahoma 73102
Facsimile: (405) 272-3034
Email: kkos@newsource.com

“Chernicky Trust”		/s/ David J. Chernicky
David J. Chernicky, Trustee of the David J. Chernicky Trust dated February 7, 2005

Facsimile:
Email:

“Deylau”		DEYLAU, LLC, a Delaware limited liability company

	By:	/s/ Kristian Kos
Kristian Kos, Manager

914 N. Broadway Avenue, Suite 230
Oklahoma City, Oklahoma 73102
Facsimile: (405) 272-3034
Email: kkos@deylau.com

Signatures continue on next page.

“Cargile”	/s/ Timothy R. Cargile
Timothy R. Cargile

/s/ Robin L. Cargile
Robin L. Cargile

Facsimile:
Email:

“WKC”	W. K. CHERNICKY, L.L.C., an Oklahoma limited liability company

	By:	/s/ Wayne K. Chernicky
	Name:	Wayne K. Chernicky
	Title:	Manager

Facsimile: 850-269-0117
Email: wkcret@aol.com

“Okeanos”	OKEANOS, INC., an Oklahoma corporation

	By:	/s/ Jean J. Antonides
	Name:	Jean J. Antonides
	Title:	President

Facsimile:
Email: Jantonides@cox.net

Signatures continued on next page.

“McKaig”	/s/ Tony McKaig
Tony McKaig

Facsimile:
Email:

“Red Dragon”	RED DRAGON, L.L.C., an Oklahoma limited liability company

	By:	/s/ Michael L.K. Chong
	Name:	Michael L.K. Chong
	Title:	Manager

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